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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) October 20, 1998




                               Raychem Corporation
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               (Exact Name of Registrant as Specified in Charter)


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
               Delaware                          2-15299                    94-1369731
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(State or other jurisdiction of            (Commission File       (I.R.S. Employer
incorporation)                             No.)                   Identification No.)




                             300 Constitution Drive
                          Menlo Park, California 94025
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 361-3333



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          (Former Name or Former Address, if changed since last Report)



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Item 5.  Other Events.

        On October 20, 1998, Raychem Corporation (the "Company") entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, Chase Securities Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC for an underwritten offering of $400,000,000 aggregate principal amount of its 7.20% Notes due 2008 (the "Securities"), a copy of which is filed as Exhibit 1.1 hereto. The terms and conditions of the Securities and related matters are set forth in the notes and the Indenture by and between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee, copies of the forms of which are filed as Exhibits 4.1 and 4.2 hereto.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

        The following exhibits are filed as part of this Report:
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
        1.1    Underwriting Agreement, dated as of October 20, 1998 among Raychem Corporation and Morgan Stanley Co. Incorporated, Chase Securities Inc,
               J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC.

        4.1    Form of Indenture between the Company and Chase Manhattan Bank and Trust
               Company, National Association.

        4.2    Form of 7.20% Note due 2008.
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                     [REST OF PAGE INTENTIONALLY LEFT BLANK]


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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  October 22, 1998

                               RAYCHEM CORPORATION



                               By: /s/ Raymond J. Sims
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                                   Raymond J. Sims
                                   Senior Vice President and
                                   Chief Financial Officer